                                                                   Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-78752, 33-90162, 333-03426 and 333-34117) of
Odwalla, Inc. of our report dated November 13, 2000, appearing on page 25 of this Form 10-K.

PricewaterhouseCoopers LLP

San Francisco, California
November 27, 2000